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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 17, 2000, in Amendment No. 5 to the Registration Statement (Form S-1 No. 333-95815) and related Prospectus of ORATEC Interventions, Inc. for the registration of 4,600,000 shares of its common stock.

                                          /s/ Ernst & Young LLP

Palo Alto, California

April 3, 2000